GPS FUNDS I
GPS FUNDS II

SUPPLEMENT TO THE PROSPECTUSES
DATED JULY 31, 2013

The date of this supplement is January 21, 2014.

The Prospectuses for the Institutional Shares and the Service Shares (collectively, “the Prospectus”) are amended as follows:

1.
The information in the Summary Section of the Prospectus for the GuideMarkSM Small/Mid Cap Core Fund under “Investment Adviser and Sub-Advisor” and “Portfolio Manager” is deleted in its entirety and replaced with the following:

Investment Advisor and Sub-Advisor

AssetMark, Inc. (“AssetMark” or the “Advisor”) is the investment advisor for the Fund.  Wellington Management Company, LLP (“Wellington Management”) is the sub-advisor for the Fund.

Portfolio Managers:  The Fund’s investment decisions are made by the following individuals.

Portfolio Manager	Position with Wellington	Length of Service to the Fund
Cheryl M. Duckworth, CFA	Managing Director and Associate Director of Global Industry Research	Since 2014
Mark D. Mandel, CFA	Senior Vice President and Director of Global Industry Research	Since 2014

2.	The information in the “Management of the Funds” section of the Prospectus under “Small/Mid Cap Core Fund” is deleted in its entirety and replaced with the following:

Wellington Management Company, LLP (“Wellington Management”) is the sub-advisor to the Small/Mid Cap Core Fund.  Wellington Management is a Massachusetts limited liability partnership with principal offices located at 280 Congress Street, Boston, Massachusetts 02210.  Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions.  Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years.  As of June 30, 2013, Wellington Management had investment management authority with respect to approximately $774 billion in assets.  The following portfolio managers are primarily responsible for the day-to-day management of the Fund’s portfolio:

•           Cheryl M. Duckworth, CFA

Managing Director and Associate Director of Global Industry Research

Ms. Duckworth serves as the Managing Director and Associate Director of Global Industry Research affiliated with Wellington Management and located outside the U.S.  Ms. Duckworth supervises and coordinates a team of global industry analysts and joined Wellington Management as an investment professional in 1994.  Ms. Duckworth has served as a portfolio manager for the Fund since 2014.

•           Mark D. Mandel, CFA

Senior Vice President and Director of Global Industry Research

As the Senior Vice President and Director of Global Industry Research of Wellington Management, Mr. Mandel supervises a team of global industry analysts that manage the Fund and joined Wellington Management as an investment professional in 1994.  Mr. Mandel has served as a portfolio manager for the Fund since 2014.

3.
Effective January 17, 2014, KPMG LLP no longer serves as the independent registered public accounting firm for each of GPS Funds I and GPS Funds II (each a “Trust” and, together, the “Trusts”).  Each Trust has engaged Cohen Fund Audit Services of 735 North Water Street, Suite 610, Milwaukee, Wisconsin 53202 to act as the Trust’s independent registered public accounting firm.  Cohen Audit Fund Services will provide services relating to the audit of each Trust’s financial statements and other related audit and tax services.  All references to KPMG LLP in the Prospectus shall be replaced with Cohen Fund Audit Services.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE